UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) §240.14a-12

OURPET’S COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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April 13, 2015

Dear Fellow Shareholder:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of OurPet’s Company on Wednesday, May 27, 2015, starting at 9:00 A.M. Eastern Daylight Savings Time at our offices at 1300 East Street, Fairport Harbor, Ohio 44077.

As more fully described in the attached notice of annual meeting and the accompanying proxy statement, the principal business to be addressed at the meeting is the election of directors, the ratification of the appointment of our independent registered public accounting firm for 2015, and take a non-binding advisory vote on the compensation paid to the Company’s named executive officers (“Say on Pay”).

In addition, our management will report on our results and will be available to respond to your questions.

Your vote is important to us. Please carefully review the notice of annual meeting and proxy statement. Then, whether or not you plan to attend the annual meeting in person, please vote by submitting your proxy or voting instructions using one of the voting methods described in the accompanying materials to ensure that your shares are represented at the annual meeting. We encourage you to take advantage of our Internet or telephone voting options. Please note that submitting a proxy using any one of these methods will not prevent you from attending the annual meeting. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of OurPet’s Company, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

DR. STEVEN TSENGAS
Chairman of the Board, President and Chief Executive Officer

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OURPET’S COMPANY

1300 East Street

Fairport Harbor, Ohio 44077

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD May 27, 2015

To the Shareholders of OurPet’s Company:

The Annual Meeting of the Shareholders of OurPet’s Company, a Colorado corporation, will be held on Wednesday May 27, 2015, at our offices at 1300 East Street Fairport Harbor, Ohio 44077, beginning at 9:00 A.M. Eastern Daylight Savings Time, for the following purposes:

1.	To elect five directors to serve until the next annual meeting or until their successors are duly elected and qualified,

2.	To ratify the appointment of NMS, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015,

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers for 2014 (sometimes referred to as the “say-on-pay vote”), and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

Please carefully review this Notice and the proxy statement and vote your shares by following the instructions on your proxy card/voting instruction form, Notice of Internet Availability of Proxy Materials, or other electronic communications to ensure your representation at the annual meeting. Also refer to the “How You Can Vote” section of the Questions and Answers below for more details. Only shareholders of record at the close of business on March 31, 2015, are entitled to vote at the annual meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the prepaid postage envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors,

KONSTANTINE S. TSENGAS
Secretary
Fairport Harbor, Ohio

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OURPET’S COMPANY

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2015:

This proxy statement and our annual report for the fiscal year ending December 31, 2014 are available on our website at www.ourpets.com.

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2015 Annual Meeting of Shareholders to be held on Wednesday, May 27, 2015, and any postponements or adjournments of the meeting.

This proxy statement and the accompanying Chairman’s letter, notice and proxy card, together with our annual report on Form 10-K for the year ended December 31, 2014, are being sent to our shareholders beginning on or about April 13, 2015.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	WHEN AND WHERE IS THE ANNUAL MEETING?

A: Our 2015 Annual Meeting of Shareholders will be held on Wednesday, May 27, 2015, at 9:00 A.M. Eastern Daylight Savings Time, at our offices at 1300 East Street, Fairport Harbor, Ohio 44077.

Q:	WHAT ARE SHAREHOLDERS VOTING ON?

A:	Proposal 1—Election of five directors — Joseph T. Aveni, William L. Lechtner, Charles C. MacMillan, John W. Spirk, Jr. and Dr. Steven Tsengas;

Proposal 2—Ratification of the appointment of NMS, Inc. as our independent registered public accounting firm for the year ending December 31, 2015; and

Proposal 3 – To approve, on an advisory basis, the compensation of the Company’s named executive officers for 2014 (sometimes referred to as the “say-on-pay vote”).

If a permissible proposal, other than the listed proposals, is presented at the annual meeting, your signed proxy card gives authority to Konstantine S. Tsengas to vote on any additional proposal.

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD/VOTING INSTRUCTION FORM AND WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on March 31, 2015, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote. You are receiving this proxy statement and proxy card/voting instruction form (later referred to as the proxy card), which are also being made available electronically via the Internet at www.proxyvote.com and mailed on or about April 13, 2015, because you were the owner of shares of common stock of OurPet’s Company (later referred to as OurPet’s, the Company, we, us, or our) at the record date. The Board of Directors set the record date to determine the shareholders entitled to vote at the Annual Meeting of Shareholders. This proxy statement describes items expected to be voted upon and gives you information about the meeting and the Company. The Company’s address is 1300 East Street, Fairport Harbor, Ohio 44077.

Q:	WHY ARE SOME SHAREHOLDERS RECEIVING A FULL SET OF PAPER COPIES OF THE PROXY MATERIALS?

A: If you previously requested to receive paper copies of the proxy materials (and have not revoked that request) or if applicable regulations require delivery of printed proxy materials, you have received a paper copy of the proxy materials instead of the Notice of Internet Availability of Proxy Materials (later referred to as a Notice of Internet Availability). Regardless of whether you receive paper copies of the proxy materials, you may also access the proxy materials and vote online at the Internet address provided on the proxy card. If you do not want to receive paper copies of proxy materials on an on-going basis, please follow the instructions in the question below titled “Can I view future Company proxy statements and annual reports on the Internet instead of receiving paper copies?”

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Q:	WHY ARE SOME SHAREHOLDERS RECEIVING A NOTICE OF INTERNET AVAILABILITY?
A: To reduce the environmental impact and related costs of the meeting, we are pleased to furnish the proxy materials over the Internet. As a result, we are sending a number of our shareholders a Notice of Internet Availability instead of a printed copy of the proxy materials. All shareholders receiving the Notice of Internet Availability will have the ability to access the proxy materials and vote via the Internet and to request a printed copy of the proxy materials by mail, if desired. Instructions on how to access the proxy materials over the Internet, to vote online, and to request a printed copy may be found in the Notice of Internet Availability. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form on an ongoing basis, if desired.

Q:	CAN I VOTE MY SHARES BY FILLING OUT AND RETURNING THE NOTICE OF INTERNET AVAILABILITY, IF I RECEIVED SUCH NOTICE?
A: No. The Notice of Internet Availability identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice of Internet Availability and returning it. The Notice of Internet Availability provides instructions on how to vote via the Internet, how to request proxy materials in printed form so that you can vote by telephone or by returning a paper proxy card by mail, and how to submit a ballot in person at the meeting.

Q:	WHY ARE SOME SHAREHOLDERS RECEIVING AN ELECTRONIC COPY OF THE PROXY CARD AND PROXY MATERIALS INSTEAD OF EITHER A NOTICE OF INTERNET AVAILABILITY OR A FULL SET OF PAPER PROXY MATERIALS IN THE MAIL?
A: If you previously elected to receive or access your proxy materials electronically, you will not receive a Notice of Internet Availability or paper copies of proxy materials in the mail unless applicable regulations require delivery of printed proxy materials. Instead, you have either received an electronic copy of the applicable proxy materials via email or can access them via the Internet unless applicable regulations require delivery of printed proxy materials.

Q:	CAN I VIEW FUTURE COMPANY PROXY STATEMENTS AND ANNUAL REPORTS ON THE INTERNET INSTEAD OF RECEIVING PAPER COPIES?

A: Yes. If you received paper copies of the proxy statement and the annual report and you are a shareholder of record, you can elect to view future proxy statements and annual reports on the Internet by following the necessary prompts when voting online. If you choose this option, prior to the next annual meeting, you will either be e-mailed an electronic copy of the proxy materials or can access them using the Internet unless applicable regulations require delivery of printed proxy materials. Your choice will remain in effect until you notify us that you wish to resume physical mail delivery of these documents.

If you previously elected to access your proxy materials over the Internet, you will not receive a Notice of Internet Availability or paper copies of proxy materials in the mail unless applicable regulations require delivery of printed proxy materials. Instead, you can access all necessary materials electronically via email or the Internet.

If you received a Notice of Internet Availability, you may not receive printed copies of the proxy statements and annual reports in the future unless applicable regulations require delivery of printed proxy materials. You may elect to be e-mailed electronic proxy materials by following the instructions provided in the Notice of Internet Availability. The Notice of Internet Availability also contains instructions on how you may request delivery of physical proxy materials in printed form on an ongoing basis, if desired.

If you are a beneficial owner, refer to the information provided by your broker, bank or other nominee for instructions on how to elect to view future Company proxy statements and annual reports on the Internet instead of receiving paper copies.

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Q:	HOW DO I VOTE?

A: You can vote by Internet, phone, mail or in person at the meeting.

By Internet - Go to the Internet website indicated on your proxy card, Notice of Internet Availability or other electronic communications and follow the instructions.

By telephone - Call the toll-free number indicated on your proxy card or other electronic communications using a touch-tone telephone and follow the instructions.

By mail - Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposals. You have the right to revoke YOUR proxy any time before the meeting by:

	•	notifying our secretary,
	•	voting in person, or
	•	returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Konstantine S. Tsengas will vote FOR proposals 1,

2 and 3 on your behalf.

At the meeting - You may vote in person at the meeting, even if you previously appointed a proxy by Internet, telephone, or mail.

If you received a Notice of Internet Availability and would like to vote by telephone or mail, please follow the instructions on your notice to request a paper copy of the proxy materials and proxy card.

Q:       WHO WILL COUNT THE VOTE?

A:  Scott R. Mendes, our Chief Financial Officer and Treasurer, will be responsible for tabulating the vote count as election inspector.

Q:        WHAT SHARES ARE INCLUDED ON THE PROXY CARD AND WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY CARD?

A:  The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:        WHAT CONSTITUTES A QUORUM AND WHAT EFFECT DO ABSTENTIONS AND BROKER NON-VOTES HAVE ON VOTING?

    A:  As of the record date, 17,553,007 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against the proposals. “Broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” occurs when a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

  Q:        WHAT IS THE EFFECT, IF ANY, OF THE APPROVAL, OR LACK THEREOF, OF ADVISORY PROPOSAL 3?

    A:  Because the votes on Proposal 3 are advisory, they will not be binding on us or our Board. However, the compensation committee will take into account the outcome of votes on Proposal 3 when considering future executive compensation arrangements.

  Q:        WHO CAN ATTEND THE ANNUAL MEETING?

    A:  All shareholders as of the record date, March, 31, 2015, can attend.

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Q:	WHAT PERCENTAGE OF STOCK ARE THE DIRECTORS AND OFFICERS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A: Together, they are entitled to vote 6,571,843 shares, or 37.4% of the common stock entitled to vote at the annual meeting. Our directors and executive officers have indicated their intent to vote all of their shares of our common stock FOR the approval of proposals 1, 2 and 3. (Please see “Security Ownership of Principal Shareholders and Management” beginning on page 17 for more details.)

Q:	WHO ARE OUR LARGEST PRINCIPAL SHAREHOLDERS?

A: Dr. Steven Tsengas, our Chairman of the Board, President and Chief Executive Officer and his wife, Evangelia S. Tsengas, beneficially own 4,953,761 shares of our common stock as of the record date, or 28.2% of the stock entitled to vote at the annual meeting.

Pet Zone Products, Ltd. beneficially owns 3,088,701 shares of our common stock, or 17.6%, as of the record date. Capital One Partners, LLC, a private equity investment firm, owns a majority of the membership interests in Pet Zone and may be deemed to beneficially own the shares of our common stock owned by Pet Zone.

Q:	WHEN IS A SHAREHOLDER PROPOSAL DUE FOR THE NEXT ANNUAL MEETING?

A: In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by January 8, 2016, to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077, and must be in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (Please see “Shareholder Proposals and Communications” beginning on page 22 for more details.)

Q:	HOW DO I COMMUNICATE WITH THE BOARD OF DIRECTORS?

A: Shareholders may send communications to our Board to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077 (Please see “Shareholder Proposals and Communications” beginning on page 22 for more details).

Q:	HOW DO I NOMINATE SOMEONE TO BE A DIRECTOR OF OURPET’S?

A: Any shareholder may recommend any person as a nominee for director by writing to Konstantine S. Tsengas, Secretary, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077. Recommendations for next year’s annual meeting must be submitted by January 8, 2016. (See pages 12 for more details.)

Q:	WHO PAYS FOR THE SOLICITATION EXPENSES?

A: The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers, and employees.

PROPOSAL 1—ELECTION OF DIRECTORS

At this annual meeting, five directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Nominees for election this year are Joseph T. Aveni, William L. Lechtner, Charles C. MacMillan, John W. Spirk, Jr. and Dr. Steven Tsengas. Each has consented to serve until the next annual meeting or until his successor is duly elected and qualified. See below for more information.

If any director to be elected by you is unable to serve or for good reason will not serve, the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for this substitute nominee. We need the affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the annual meeting to elect directors.

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The Board of Directors recommends that you vote FOR Mr. Aveni, Mr. Lechtner, Mr. MacMillan, Mr. Spirk and Dr. Tsengas.

BOARD OF DIRECTORS

The nomination of each of the nominees listed below to serve for one year terms was approved by the Board. The names, ages, positions, and business experience of each director is set forth below.

Name	Age	Position	Director Since
Dr. Steven Tsengas	77	Chairman, President, Chief Executive Officer and Director	1998
Joseph T. Aveni	83	Director	1998
William L. Lechtner	66	Director	2012
Charles C. MacMillan	52	Director	2012
John W. Spirk, Jr.	66	Director	2006

Dr.  Steven Tsengas has served on our Board of Directors since the merger with Manticus, Inc. in 1998 and also was a director of our predecessor company since it was incorporated in 1985. Dr. Tsengas has also served as Chairman, President (except from February 13, 2012 to July 5, 2013) and Chief Executive Officer since the merger in 1998. Dr. Tsengas received his BS in Industrial Engineering from the State of New York University at Buffalo, his MS in Business from the University of Rochester, W. Simon Graduate School of Management, and his Ph.D. degree in Natural Health from Clayton College of Natural Health. He holds numerous patents, has taught and lectured at various colleges, was elected to the National Inventors Hall of Fame, and is a Fellow of The Ohio Academy of Science. He is active in numerous professional, community and technical associations, including the Ohio Venture Association, American Naturopathic Medical Association, the Coalition for Natural Health, the Lake County Development Council, and the Lake County Workforce Development Council. His son, Konstantine S. Tsengas, serves as OurPet’s Vice President of Operations and Secretary. The Board believes that the attributes, skills, and qualifications Dr. Tsengas has developed through his education and experiences in the pet industry, as well as his significant leadership position with OurPets, enable him to provide continued business and leadership insight to the Board of Directors.

Joseph T. Aveni has been the Chairman Emeritus of First Realty Property Management LLP since 1997. He was the Chairman and Chief Executive Officer of Realty One from 1990 to 2001 and served on the Board of Directors of the Cleveland Ballet and the Greater Cleveland Growth Association. He has served as President of the Property Management Division of FIABCI and of the National Institute of Real Estate Management, as a member of the Board of Directors of the National Association of Realtors, as Chairman of Genesis Relocation Services, and as a member of the Leadership Cleveland Class of 1992. He has received the Distinguished Service Award and Realtor of the Year Award from the Association of Realtors, as well as the Franklin Delano Roosevelt Award for Excellence from the March of Dimes. The Board believes that the attributes, skills, and qualifications Mr. Aveni has developed through his extensive experience as a chief executive officer, various board memberships, as well as his experience as a director of OurPet’s, enable him to provide significant business and leadership insight to the Board of Directors.

William L. Lechtner has been the Chief Executive Officer and Managing Director of The Lechtner Group, a San Diego, California consulting group, since 2006. The Lechtner Group develops creative business plans and strategies to increase revenues, profits and market shares for companies in the pet industry. Mr. Lechtner was the Vice President/General Merchandise Manager of Petco, a national pet specialty retailer, from 1995 to 2006. Mr. Lechtner received his Bachelor of Business Administration from the University of Miami. The Board believes that the attributes, skills, and qualifications Mr. Lechtner developed through his business and leadership experiences as an officer of a major pet retailer enable him to provide valuable pet industry expertise and insight to the Board of Directors.

Charles C. MacMillan has been the Chief Financial Officer since 1997 of Capital One Partners, LLC and Early Stage Partners, Cleveland-based private equity investment firms that specialize in investing in early stage and middle market companies. Mr. MacMillan served as the Chief Financial Officer of Pet Zone Products, Ltd., a pet supply products manufacturer and distributor, acquired by us in January 2006. He is also a director or an advisor to other privately held companies funded by Capital One Partners and Early Stage Partners. The Board believes that the attributes, skills and qualifications Mr. MacMillan has developed through his business and leadership experiences as chief financial officer of a pet supply company, as well as his extensive experience as a director and advisor to other companies, enable him to provide continued business, financial, and leadership expertise to the Board of Directors.

John W. Spirk, Jr. is co-founder and co-President of Nottingham-Spirk Design Associates, one of the leading product invention and development groups in the United States. Nottingham-Spirk is responsible for the creation of hundreds of successful products with over 400 commercialized patents and combined product sales of over $30 billion. Clients of Nottingham-Spirk have included Fortune 500 companies as well as fast growth entrepreneurial firms. The Board believes that the attributes, skills and qualifications Mr. Spirk has developed through his business and leadership experiences as founder of a leading product development group specializing in innovation, as well as his experience as a director of OurPet’s, enable him to provide significant entrepreneurial business and leadership expertise to the Board of Directors.

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Director Compensation

In 2014, directors who were full-time employees of OurPet’s received no cash compensation for services rendered as members of the Board of Directors. Directors who were not full-time employees of OurPet’s received reimbursement of out-of-pocket expenses for their attendance at Board of Director meetings. Non-employee directors (Mr. Aveni, Mr. Lechtner, Mr. MacMillan, and Mr. Spirk) each received compensation in 2014 of 7,000 stock options currently exercisable for their services for the period May 1, 2013 to April 30, 2014, all at an exercise price of $1.09.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Total ($)
Joseph T. Aveni	—	—	3,962	3,962
William L. Lechtner	—	—	3,882	3,882
Charles C. MacMillan	—	—	3,668	3,668
John W. Spirk, Jr.	—	—	3,962	3,962

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2014 in accordance with FASB ASC Topic 718 for stock options granted in 2014, 2013, 2012, 2011, and 2010. As of December 31, 2014, Joseph Aveni had 35,000 options outstanding, William Lechtner had 27,192 options outstanding, Charles MacMillan had 14,000 options outstanding, and John Sprik, Jr. had 35,000 options outstanding.

Director Independence

The Board of Directors has determined and confirmed that each of Mr. Aveni, Mr. Lechtner, Mr. MacMillan and Mr. Spirk do not have a material relationship with OurPet’s that would interfere with the exercise of independent judgment and are independent pursuant to applicable laws and regulations and the listing standards of Nasdaq.

Board Leadership Structure

The Board does not have a policy as to whether the roles of our Chairman and Chief Executive Officer should be separate. Instead, the Board makes this determination based on what best serves the company’s needs at any given time. Currently, Dr. Tsengas holds the positions of Chairman and Chief Executive Officer of OurPet’s and the Board does not have a lead independent director. The Board may decide to separate the positions of Chairman and Chief Executive Officer or choose a lead independent director in the future if circumstances warrant.

The Board believes that effective board leadership is highly dependent on the experience, skills and personal interaction between persons in leadership roles. Our current leadership structure has been in place since OurPet’s inception and continued after the merger with Manticus, Inc. in 1998. The Board believes that this leadership structure is appropriate given Dr. Tsengas’ extensive knowledge, skills and experience. With significant input from our Board, including our four independent directors, Dr. Tsengas sets the strategic direction for OurPet’s. He also provides daily leadership and guidance to our management and employees.

Role of the Board in Risk Oversight

Although management is responsible for the day-to-day management of the risks that OurPet’s faces, our Board has broad oversight responsibility for our risk management programs. In this oversight role, the Board takes steps to satisfy itself that the risk management processes and risk mitigation strategies designed and implemented by our management team are functioning and effective. Management meets monthly to assess risk management processes and evaluate potential risks. Management then presents any significant or potentially significant risks to the Board for its review and evaluation. Senior management also prepares a detailed annual budget that is presented to the Board. Any significant deviation from this budget is identified and assessed by the Board for potential risk. In addition, the Board consults with outside consultants, such as the company’s legal counsel or accountants, regarding various areas of potential risk and the steps management should take to minimize these risks.

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Meetings of the Board of Directors

In 2014, the Board of Directors met three times and acted by unanimous written consent one time. During 2014, all members of the Board of Directors, except for John W. Spirk, Jr., participated in at least 75% of all Board and applicable committee meetings. During 2014, John W. Spirk, Jr. participated in 70% of all Board and applicable committee meetings. In addition, management and the directors communicate informally on a variety of topics, including suggestions for agenda items for Board of Directors’ and committee meetings, recent developments, and other matters of interest to the directors. The Board of Directors has access to management at all times.

Directors are also strongly encouraged to attend the annual meeting of shareholders, either in person or by teleconference. All directors, except for John W. Spirk, Jr., attended last year’s annual meeting in person.

Committees of the Board of Directors

Compensation Committee.

The Board of Directors has established a compensation committee, which makes recommendations to the Board with respect to general compensation and benefit levels for employees, determines the compensation and benefits for OurPet’s executive officers and administers our stock option plan. The members of this committee are Joseph T. Aveni, William L. Lechtner and John W. Spirk, Jr. The compensation committee met once in 2014. The compensation committee does not have a charter. A more detailed description of our compensation program is provided in “Executive Compensation and Other Information” beginning on page 14.

Audit Committee.

A description of the audit committee is contained in the audit committee report beginning on page 19.

Director Nominating Process

Nomination by Directors.

We do not have a nominating committee of the Board of Directors. Instead, the Board believes it is in the best interests of the company to rely on the insight and expertise of all directors in the nominating process. We do not use a third party to locate or evaluate potential candidates for director positions. Generally, our Chairman of the Board recommends qualified candidates for director to the full Board and nominees are approved by a majority of the Board, including Mr. Aveni, Mr. Lechtner, Mr. MacMillan and Mr. Spirk, who are independent directors as defined by Nasdaq. Nominees are not required to possess specific qualities to serve on our Board. However, the Board has identified the following important qualifications and skills:

•	integrity,

•	sound judgment,

•	diverse background,

•	ability to objectively analyze complex business problems and develop creative solutions,

•	pertinent expertise, experience and achievement in education and career,

•	familiarity with issues affecting our business,

•	ability to work well with other directors,

•	adequate time to devote to board responsibilities, and

•	commitment to enhancing shareholder value.

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Nominees are also considered in the context of the current composition of the Board. Although we do not have a formal policy of considering diversity in identifying nominees, OurPet’s seeks to maintain a Board of Directors with a diversity of experience, background, skills, and education.

Nomination by Shareholders.

It is the policy of the Board to consider nominees recommended by shareholders according to the same criteria as candidates nominated by directors. A shareholder desiring to nominate a director for election at our 2016 annual meeting of shareholders must deliver a written notice to our secretary at our offices located at 1300 East Street, Fairport Harbor, Ohio 44077 no later than January 8, 2016. The notice must include as to each person the shareholder proposes to nominate for election or re-election as a director:

•	the name, age, business address, and residence address of the person,

•	the principal occupation or employment of the person,

•	the written consent of the person, consenting to be named in the proxy as a nominee and to serve as a director,

•	the class and number of our shares beneficially owned by the person, if any, and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as to the shareholder giving the notice:

•	the name and record address of the shareholder,

• •

the class and number of our shares beneficially owned by the shareholder, and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Rule 14a under the Exchange Act.

 We may require any proposed nominee to furnish additional information required by us to determine the eligibility of the proposed nominee to serve as our director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of reports furnished to OurPet’s or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in 2014.

Code of Ethics

On February 6, 2004, our Board adopted a code of conduct and ethics that applies to all officers, directors and employees of OurPet’s, including our principal executive officer, principal financial officer, principal accounting officer, and any person performing similar functions. Our code of business conduct complies with the requirements of the Sarbanes-Oxley Act of 2002. Specifically, the code is reasonably designed to deter wrongdoing and promote honest and ethical conduct, and compliance with applicable governmental laws, rules and regulations. A copy of our code of ethics is available on our website at www.ourpets.com. Any amendments or waivers to the code that apply to our principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions will be promptly disclosed to our shareholders.

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EXECUTIVE OFFICERS-

Below are the names, ages, positions and certain other information concerning our named executive officers:

Name	Age	Position
Dr. Steven Tsengas * Kathleen R. Homyock Konstantine S. Tsengas Scott R. Mendes Gabriella DeSantis Timothy J. Viancourt	77 57 50 62 46 60

Chairman of the Board, President, Chief Executive Officer and Director

Vice President of Sales and New Business Development

Vice President of Operations, General Manager and Secretary

Chief Financial Officer and Treasurer

Vice President of Marketing

Former Vice President of Global Sales

*	Biographical information for Dr. Tsengas can be found under “Board of Directors.”

Kathleen R. Homyock has been our Vice President of Sales/New Business Development since January 16, 2015. Prior to that date, beginning in August of 2013, Ms. Homyock was our Manager of Strategic Planning and Business Development and, as of September 22, 2014 was our Vice President of Strategic Planning and New Business Development. Previously, Ms. Homyock served in various marketing and business development capacities with various other companies for over thirty years. Ms. Homyock received her BBA in Marketing from Baldwin-Wallace University and MBA in Finance from Cleveland State University.

Konstantine S. Tsengas has been our Vice President of Operations, General Manager and Secretary since the merger with Manticus in 1998 and served in the same capacities with our predecessor company since 1995. Mr. Tsengas received his BS in Industrial Engineering from the University of Toledo and has completed graduate level courses in marketing and organizational behavior at Cleveland State University. He is the son of Dr. Steven Tsengas, our Chairman, President, and Chief Executive Officer.

Scott R. Mendes has been our Chief Financial Officer and Treasurer since February 2009. Mr. Mendes was previously employed for 13 years with Northern Ohio-based Safeguard Properties, Inc., the nation’s largest privately-held provider of property inspections and preservation services for the mortgage servicing industry. Mr. Mendes served as Safeguard Properties, Inc.’s controller for the majority of his tenure with the company. Mr. Mendes received his MBA from the Owen Graduate School of Management atVanderbilt University.

Gabriella DeSantis has been our Vice President of Marketing since June 1, 2014. Prior to that date, beginning in July of 2012, Ms. DeSantis was our Senior Director of Marketing. Previously, Ms. DeSantis worked in marketing capacities with the pet and consumer packaged goods industries for over twenty years. Ms. DeSantis received her BS in Business Administration and Marketing/Advertising from Long Island University and MBA in Marketing Management and Corporate Finance from Pace University.

Timothy J. Viancourt was our Vice President of Global Sales from July 5, 2013 until January 16, 2015. From 2011 to 2013, Mr. Viancourt was in the OurPet’s sales department as National Sales Manager responsible for the Pet Specialty business. Previously, Mr. Viancourt had been the Vice President of Sales at Bil-Jac Foods directing the pet specialty sales organization for 14 years. Mr. Viancourt received his BS in Sociology from Cleveland State University.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Overview of Compensation Program

The compensation committee of our Board of Directors has the responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The purpose of the committee is to assist the Board in discharging its responsibilities relating to the compensation of our Chief Executive Officer and our other executive officers who directly report to the CEO. Throughout this proxy statement, the individuals who serve as our Chief Executive Officer, Vice President of Sales and New Business Development, Vice President of Operations, Chief Financial Officer, and Vice President of Marketing are also referred to as “named executive officers” and are included in the summary compensation table on page 15.

Compensation Philosophy

Our compensation philosophy is designed to provide an executive compensation structure and system that is both competitive in the marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions. Our philosophy is designed to also attract, retain and motivate qualified executives within this structure. We reward executives for outstanding performance-to-objectives and business results through financial and other appropriate management incentives while aligning our financial results and compensation paid to our executive officers with the enhancement of shareholder value. Finally, our compensation philosophy is designed to structure the compensation policy so that executive officers’ compensation is dependent, in one part, on the achievement of current year business plan objectives and, in another part, on the long-term increase in shareholder value.

Executive Compensation Components

The principal components for the compensation of our executive officers are:

•	base salary,

•	annual cash incentives (bonus plan), and

•	long-term incentives (stock option awards).

Base Salary

We provide executive officers a base salary to compensate them for services rendered during the fiscal year. Base salary ranges are determined for each executive officer based upon his/ her position, responsibility and unique value and historical contributions to our success. In addition, the base salaries of the executive officers are periodically reviewed and measured against market data provided by outside consultants. Our compensation committee reviews salaries annually as part of our performance review process as well as upon a promotion or other change in job responsibility.

Bonus Plan

OurPet’s has an executive bonus plan that is tied to achieving specific corporate performance metrics tailored to each position. Executive officers’ bonuses are based on a blend of metrics comparing actual to budget and weighted toward each individual’s area of responsibility. Factors measured include net sales, gross profit, operating expenses, net income, return on investment, and inventory turns.

Stock Option Awards

Our stock option plan encourages participants to focus on our long-term performance and provides an opportunity for executive officers to increase their ownership in OurPet’s through grants under the stock option plan. The purposes of the stock option plan are to provide additional incentives to executive officers to make contributions that are essential to the continued growth and success of our business, to motivate employees to perform their responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in our long-term growth and profitability.

Other Benefits

Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and disability insurances, and 401(k) plan.

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Employment Agreements

Other than our standard form of employee patent, copyright and confidentiality agreement, we do not have any employment contracts with our executive officers, including any compensatory plans or arrangements resulting from the resignation, retirement, or other terminations of the executive officers with the exception that on May 31, 2013, we entered into employment agreements with Mr. Konstantine S. Tsengas and Mr. Scott R. Mendes. Pursuant to their agreements, they will remain employed for one year terms which automatically renew for one year unless either party elects not to renew by giving sixty days written notice. The contracts do not modify these officers’ current compensation as disclosed in this proxy statement. If either officer’s agreement is not renewed by us, their employment is terminated by us without cause, or they terminate their employment for good reason, they are entitled to receive their current level of compensation for six months.

Summary Compensation Table

The following table summarizes the compensation paid by us to our “Named Executive Officers” during fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other ($)		Total ($)
Dr. Steven Tsengas	2014	230,577	—	—	2,315	(2)	232,892
Chairman, President, and Chief Executive Officer	2013	213,619	19,039	5,250	2,286	(2)	240,194
Konstantine S. Tsengas	2014	149,235	—	—	112	(3)	149,347
Vice President of Operations, General Manager, and Secretary	2013	139,923	14,039	—	1,519	(3)	155,481
Scott R. Mendes	2014	144,145	—	1,913	1,582	(4)	147,640
Chief Financial Officer and Treasurer	2013	134,923	14,039	1,575	1,469	(4)	152,006
Timothy J. Viancourt	2014	137,259	—	1,194	1,192	(5)	139,645
Former Vice President of Global Sales	2013	122,865	14,039	927	1,290	(5)	139,121
Gabriella DeSantis	2014	122,612	—	888	327	(6)	123,827
Vice President of Marketing (since June 1, 2014)	2013	119,299	8,000	888	—		128,187
Kathleen R. Homyock	2014	84,939	—	508	632	(7)	86,079
Vice President of Sales and New Business Development	2013	28,500	4,000	254	—		32,754
(since January 16, 2015)
Former Vice President of Strategic Planning and New
Business Development (since September 22, 2014)

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2014 in accordance with FASB ASC Topic 718 for option awards granted under the Stock Incentive Plan and thus include amounts from awards granted in and prior to 2014. With respect solely to Dr. Steven Tsengas, the amount reported for 2013 is for stock warrants granted to Dr. Tsengas in consideration for his personal guaranty of the Company’s bank financing. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in footnotes to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on March 31, 2015.
(2)	Includes $2,315 in 2014 and $2,286 in 2013 in company contributions to our 401(k) plan for Dr. Tsengas.
(3)	Includes $112 in 2014 and $1,519 in 2013 in company contributions to our 401(k) plan for Mr. Konstantine Tsengas.
(4)	Includes $1,582 in 2014 and $1,469 in 2013 in company contributions to our 401(k) plan for Mr. Mendes.
(5)	Include $1,192 in 2014 and $1,290 in 2013 in company contributions to our 401(k) plan for Mr. Viancourt.
(6)	Includes $327 in 2014 in company contributions to our 401(k) plan for Ms. DeSantis.
(7)	Includes $632 in 2014 in company contributions to our 401(k) plan for Ms. Homyock.

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 Outstanding Equity Awards at December 31, 2014

 The following table summarizes information with respect to the stock options held by our named executive officers as of the end of the past fiscal year.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price (1) ($)	Option Expiration Date
Dr. Steven Tsengas	—	—	—	—

Konstantine S. Tsengas	—	—	—	—

Scott R. Mendes	16,666	33,334	0.44	05/25/17	(2)
	—	50,000	0.60	10/25/18	(2)
Kathleen R. Homyock	—	35,000	0.57	08/12/18	(2)

Gabriella DeSantis	16,666	33,334	0.55	07/16/17	(2)

Timothy J. Viancourt	26,666	13,334	0.66	08/22/1616	(2)
	—	35,000	0.56	09/02/18	(2)

(1)	We grant stock options at exercise prices equal to or greater than the fair market value of our common stock on the date of grant.
(2)	The options vest one-third on each of the second, third, and fourth anniversaries of the date of grant and expire on the fifth anniversary of the date of grant.

Equity Compensation Plan Information as of December 31, 2014

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,692,088	$0.584	695,792
Equity compensation plans not approved by security holders	30,422	$0.789	0
Total	1,722,510	$0.587	695,792

The equity compensation plans not approved by security holders include: (1) the issuance in 2010 of 15,306 warrants to purchase shares of our common stock at $0.980 per share, which expire on October 15, 2015, to an unrelated firm as partial payment for public and investor relations services; and (2) the issuance in 2013 of 15,116 warrants to purchase shares of our common stock at $0.595 per share, which expire on October 18, 2018, to an unrelated firm as partial payment for public and investor relations services.

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SECURITY OWNERSHIP OF

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth the amount and nature of the beneficial ownership of our common stock as of March 31, 2015 by:

•	each shareholder known by us to beneficially own more than 5% of the outstanding shares,

•	each director,

•	each executive officer, and

•	all of our directors and executive officers as a group.

	Beneficial Ownership (1)
Name and Address (2)	Common	Preferred (3)	Options and Warrants (4)	Total	Percent
Dr. Steven Tsengas (5)	4,953,761	64,000	692,292	5,710,053	31.2%
Konstantine S. Tsengas (6)	1,004,065	18,000	9,069	1,031,134	5.9%
Joseph T. Aveni	466,481	—	32,666	499,147	2.8%
John W. Spirk, Jr. (7)	109,734	35,720	32,666	178,120	1.0%
Scott R. Mendes	37,802	—	33,333	71,135	*
Timothy J. Viancourt			26,666	26,666	*
William L. Lechtner	—	—	24,858	24,858	*
Gabriella DeSantis	—	—	16,666	16,666	*
Charles C. MacMillan	—	—	14,000	14,000	*
Kathleen Homyock	—	—	—	—	*
All directors and officers as a group (9 individuals)	6,571,843	117,720	882,216	7,571,779	40.9%
Pet Zone Products Ltd.(8) 1801 East 9 th St. Suite 1700 Cleveland, OH 44114	3,088,701	35,720	100,763	3,225,184	18.2%
Nicholas S. Tsengas (9)	1,059,198	18,000	9,069	1,086,267	6.2%

*	Less than 1%.
(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.
(2)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077.
(3)	Each share of preferred stock is convertible into 10 shares of common stock. The preferred stock shown in the table is shown as if already converted into common stock. Preferred stock is nonvoting unless and until converted into common stock.
(4)	Includes options to purchase our common stock issued under the 2008 Stock Option Plan and common stock subject to warrants that are presently or will become exercisable in 60 days.
(5)	Includes 3,473,655 shares of common stock and 660,049 warrants owned by Dr. Tsengas. Also includes 34,914 shares of common stock, 52,000 shares of equivalent preferred stock, and 26,198 warrants owned by Senk Properties in which Dr. Tsengas is a partner. The number of shares of common stock and warrants owned by Senk Properties attributed to Dr. Tsengas is based on his ownership percentage of 52%. Also includes 766,952 shares of common stock owned by Evangelia Tsengas, Dr. Tsengas’s wife, and 8,058 shares of common stock, 12,000 shares of equivalent preferred stock, and 6,045 warrants owned by Senk Properties in which Evangelia Tsengas is a partner, based on her ownership percentage of 12%. Includes 225,182 shares of common stock for which Dr. Tsengas is custodian for his grandchildren under the UGMA of Ohio and 445,000 shares of common stock held by the Tsengas Foundation, an Ohio nonprofit corporation of which Dr. Tsengas is one of the trustees.
(6)	Includes 949,570 shares of common stock owned by Konstantine Tsengas and 12,086 shares of common stock, 18,000 shares of equivalent preferred stock, and 9,069 warrants owned by Senk Properties in which Mr. Tsengas is a partner, based on his ownership percentage of 18%. Also includes 42,409 shares of common stock owned by Konstantine Tsengas’s daughter.
(7)	Includes 52,579 shares of common stock and 32,666 stock options owned by Mr. Spirk, 50,454 shares of common stock owned by Nottingham-Spirk Design Associates, and 6,701 shares of common stock and 35,720 shares of equivalent preferred stock owned by Spirk Ventures Ltd. Mr. Spirk is Co-Founder and Co-President of Nottingham-Spirk. Mr. Spirk disclaims beneficial ownership of the shares of common stock owned by Nottingham-Spirk. Mr. Spirk is also a significant owner in Pet Zone Products, Ltd.
(8)	3,082,000 shares of common stock and 100,763 warrants included on the above table are owned by Pet Zone Products, Ltd. The board of directors of Pet Zone directs the voting of the common stock owned by Pet Zone. Capital One Partners, LLC, a private equity investment firm, owns a majority of the membership interests in Pet Zone and holds two of the four positions as members of Pet Zone’s board of directors. The table also includes 6,701 shares of common stock and 35,720 shares of equivalent preferred stock owned by Capital One Partners, LLC.
(9)	Includes 1,004,703 shares of common stock owned by Nicholas Tsengas and 12,086 shares of common stock, 18,000 shares of equivalent preferred stock, and 9,069 warrants owned by Senk Properties in which Nicholas Tsengas is a partner, based on his ownership percentage of 18%. Also includes 42,409 shares of common stock owned by Mr. Tsengas’s daughter.

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PROPOSAL 2—RATIFICATION OF NMS, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee selected, and the Board of Directors ratified, NMS, Inc. as our independent registered public accounting firm for the year ending December 31, 2015. Representatives of NMS, Inc. will attend the annual meeting to answer appropriate questions and make a statement if they desire.

Although our bylaws do not require the selection of an independent registered public accounting firm to be submitted to shareholders for approval, this selection is being presented to you for ratification or rejection at the annual meeting. We need the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the meeting in order to ratify NMS, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Although shareholder approval of this appointment is not required by law or binding on the audit committee, OurPet’s believes that shareholders should be given the opportunity to express their views. If our shareholders do not ratify the appointment of NMS, Inc. as our independent registered public accounting firm, the audit committee will consider this vote in determining whether or not to continue the engagement of NMS, Inc.

The Board of Directors recommends that you vote FOR the ratification of NMS, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Principal Auditing Firm Fees

The following table sets forth the aggregate fees billed to us by NMS, Inc., our current independent registered public accounting firm for the fiscal years ended December 31, 2014 and 2013:

Category	2014	2013
Audit Fees	$67,500	$70,000
Audit-Related Fees	4,000	—
Tax Fees	11,500	15,108
All Other Fees	—	—
Total Fees	$83,000	$85,108

Audit Fees.   These fees comprise professional services rendered in connection with the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under generally accepted auditing standards.

Audit Related Fees.  These fees comprise professional services rendered in connection with the audit of our inventory cycle counting program.

Tax Fees.  These fees comprise professional services rendered in connection with the preparation of our corporate and various state and local tax returns and tax audit.

All Other Fees.  None.

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AUDIT COMMITTEE REPORT

The Board of Directors has established an audit committee which meets with financial management and our independent registered public accounting firm to (1) make recommendations to the Board regarding the quality and integrity of our financial statements, and (2) review the results and scope of the audit and any other services provided by our independent registered public accounting firm. The audit committee oversees the qualifications and independence of our independent registered public accounting firm and is directly responsible for the engagement of the independent registered public accounting firm. The audit committee also considers and approves all services performed by the independent registered accounting firm. The members of this committee are Mr. Aveni, Mr. MacMillan, and Mr. Spirk. The audit committee met five times in 2014.

The audit committee operates under a written charter setting forth the committee’s composition, responsibilities and authority. This charter was adopted by OurPet’s on February 6, 2004, to fully comply with new SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. The charter is reviewed and assessed annually by the audit committee. A copy of the audit committee’s charter can be found on our website at www.ourpets.com.

The directors who serve on the audit committee have no financial or personal ties to OurPet’s other than as described in this proxy statement. The Board of Directors has determined all members of the audit committee satisfy the regulations of Nasdaq governing audit committee composition, including the requirement that all committee members be “independent” as defined in applicable Nasdaq regulations. In addition, the Board determined that Mr. MacMillan is an audit committee financial expert as defined by the SEC.

The audit committee: (1) reviewed and discussed with management and NMS, Inc., our independent registered public accounting firm for the year ended December 31, 2014, our audited financial statements for the year ended December 31, 2014; (2) discussed with NMS, Inc. the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; (3) received the written disclosures and the letter from NMS, Inc. required by the Public Company Accounting Oversight Board regarding NMS, Inc.’s communications with the audit committee concerning independence that might impact its objectivity and independence; (4) considered whether the provision of non-audit services is compatible with maintaining the auditors’ independence; and (5) discussed with the auditors, the auditors’ independence.

Based on the review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2014, be included in OurPet’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee
JOSEPH T. AVENI
CHARLES C. MACMILLAN
JOHN W. SPIRK, JR.

Audit Committee Pre-Approval Policies and Procedures

Before the auditors are engaged by OurPet’s to render audit or permissible non-audit services, the audit committee approves the engagement. The audit committee also reviews the scope of any audit and other assignments given to our auditors to assess whether these assignments would affect their independence. In 2014, our audit committee reviewed all services provided by NMS, Inc. to ensure that the services were within the scope previously approved by the audit committee.

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PROPOSAL 3 – TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14a of the Exchange Act now requires that we include in this proxy statement a non-binding advisory shareholder vote with respect to the compensation of our Named Executive Officers as described in the Executive Compensation and Other Information section, the summary compensation table, and the accompanying narrative disclosures, set forth in this proxy statement (commonly referred to as “Say-on-Pay Proposal”). The Say on Pay Proposal gives shareholders an opportunity to express their views regarding the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers as described in this proxy statement.

Our philosophy is that a significant portion of the compensation paid to our Named Executive Officers should be performance based. Our compensation programs are designed to challenge participants, as well as reward them for superior performance for our Company and our shareholders, with an emphasis on pay-for-performance principles to align the interests of our Named Executive Officers with those of our shareholders. Our compensation practices and policies enable us to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment. Please read the “Executive Compensation and Other Information” section beginning on page 14 of this proxy statement for additional details about our executive compensation programs, including information about the compensation of our Named Executive Officers for 2014.

We are asking our shareholders to approve the following non-binding, advisory resolution at the annual meeting:

“RESOLVED, that the compensation paid to OurPet’s Company’s Named Executive Officers for the year ended December 31, 2014, as disclosed pursuant to Item 402 of Regulation S-K in the executive compensation tables and related narrative discussion included in the section of this proxy statement captioned “Executive Compensation and Other Information” be and hereby is APPROVED.”

We need the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at this meeting in order to ratify this resolution.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the Say-on-Pay vote when considering future executive compensation arrangements.

The enclosed proxy will be voted FOR this proposal unless the proxy holders have otherwise instructed.

The compensation committee and the Board of Directors unanimously recommend that you vote FOR the approval of the advisory resolution on executive compensation.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OurPet’s leases a 64,000 square foot warehouse and office facility from a related entity, Senk Properties LLC, an Ohio limited liability company whose members are Dr. Steven Tsengas, Konstantine S. Tsengas, Evangelia S. Tsengas and Nicholas S. Tsengas. At December 31, 2014, the current monthly rental rate is $29,013 plus real estate taxes. We entered into a ten year lease with Senk Properties LLC which was effective upon completion of the 36,000 square foot warehouse expansion on June 1, 2007. The monthly rental was $26,667 for the first two years, $28,417 for the next three years, and $30,167 from June 1, 2012 through August 31, 2012 of the sixth year. On August 10, 2012, the Company executed a new ten and one half year lease that reduced monthly payments effective September 1, 2012. Under the new lease, the monthly rental is $27,250 for the first two years, $29,013 for the next two years, $30,827 for the next three years, $32,587 for the next two years, and lastly, $34,347 per month for the final eighteen months, all plus real estate taxes. We have the option to extend the lease for an additional ten years at a rental rate to be mutually agreed upon. Related party lease expenses, including real estate taxes and insurance, was $417,172 for 2014 and $417,823 for 2013.

On December 30, 2011, we entered into a second lease with Senk Properties LLC for a 26,000 square foot production, warehouse and office facility with monthly payments starting January 1, 2012. The monthly rental rate is $8,542 for the first two years, $9,083 for the next two years, $9,732 for the next two years, $10,056 for the next year, $10,597 for the next two years, and $10,813 for the last year, all plus real estate taxes. We have the option to extend the lease for an additional ten years at a rental rate to be mutually agreed upon. Related party lease expenses, including real estate taxes and insurance, was $128,175 for 2014 and $148,121 for 2013.

On October 10, 2013, we issued 125,000 warrants for the purchase of common stock at $0.55 per share, subsequently adjusted to 125,958 warrants exercisable at $0.546 per share, in accordance with the warrants anti-dilution provisions, to Dr. Tsengas and his wife in consideration for their extension of the guarantee of the repayment of the revolving credit facility with our bank through June 30, 2015. The warrants vested immediately and have a five year term expiring on October 10, 2018. The personal guarantee was terminated as of April 16, 2014, as part of our amended business loan agreement with our bank.

On December 7, 2012, we issued 375,000 warrants for the purchase of common stock at $0.42 a share, subsequently adjusted to 377,850 warrants exercisable at $0.417 per share, in accordance with the warrant anti-dilution provisions, to Dr. Tsengas and his wife in consideration for (1) their guarantee of the amendments to OurPet’s revolving credit facility and existing promissory note, and (2) their guarantee of a new promissory note, all with our bank, FirstMerit Bank. The warrants vested immediately and have a five year term expiring on December 7, 2017. The personal guarantee was terminated as of April 16, 2014, as part of our amended business loan agreement with our bank.

On November 8, 2012, we received $350,000 in funds and issued $350,000 of subordinated promissory notes with a variable interest rate of prime plus 3% to four parties, two of which are affiliated with OurPet’s. In connection with the issuance of these notes, we issued 350,000 warrants for the purchase of common stock at $0.50 a share, subsequently adjusted to 352,669 warrants exercisable at $0.496 a share, in accordance with the warrant anti-dilution provisions, to these same four parties. The warrants vested immediately and have a five year term expiring on November 8, 2017.

On October 18, 2010, we issued 62,500 warrants for the purchase of common stock at $0.98 a share, subsequently adjusted to 63,774 warrants exercisable at $0.961 a share, in accordance with the warrant anti-dilution provisions, to Dr. Tsengas in consideration for his guarantee of the increase in our bank line of credit. These warrants expire on October 18, 2015. The personal guarantee was terminated as of April 16, 2014, as part of our amended business loan agreement with our bank.

 On July 16, 2010, we issued 62,500 warrants for the purchase of common stock at $0.8555 a share, subsequently adjusted to 63,769 warrants exercisable at $0.838 a share, in accordance with the warrant anti-dilution provisions, to Dr. Tsengas in consideration of his guarantee of OurPet’s bank loan. These warrants expire on July 16, 2015. The personal guarantee was terminated as of April 16, 2014, as part of our amended business loan agreement with our bank.

 On June 28, 2010, we issued 28,125 warrants for the purchase of common stock at $0.81 a share, subsequently adjusted to 28,698 warrants exercisable at $0.794 a share, in accordance with the warrant anti-dilution provisions, to Dr. Tsengas in consideration of his guarantee of OurPet’s loan from the Ohio 166 Loan Program. These warrants expire on June 28, 2015.

On January 28, 2010 and February 1, 2010, we sold an aggregate of 123,616 shares of our Series 2009 Preferred Stock in a private placement to a total of 15 accredited investors, five of which are affiliated investors. All shares in the private placement were sold at a price of $7.00 a share for a total of $865,312. Payment for the shares comprised of $595,000 in cash from the non-affiliated investors and $270,312 in converted debt (including accrued interest) from the affiliated investors. All shares are convertible at any time into shares of our common stock at a conversion price of $0.70 a common share, subject to adjustment for stock splits, combinations, and similar transactions. All shares receive a six percent ($0.42) cash dividend payable on December 1 of each year provided that payment may be deferred if necessary for our compliance with our loan covenants. We have the limited right to convert the shares into common stock at any time after the trading price of our common stock reaches $1.50 per share for twenty consecutive days. The affiliated investors converted debt we owed to them in the amount of $25,004 each by Capital One Partners LLC, Nottingham Ventures Ltd, and Spirk Ventures Ltd, $70,000 by Senk Properties LLC, and $125,300 by LJR Limited Partnership as payment for their respective shares.

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On September 17, 2009, we issued 350,000 warrants for the purchase of common stock at $0.453 a share, subsequently adjusted to 357,368 warrants exercisable at $0.444 a share, in accordance with the warrant anti-dilution provisions, to Dr. Tsengas in consideration of his guarantee of OurPet’s bank loan. Dr. Tsengas exercised these warrants on August 25, 2014 and under the cashless exercise provision of the warrants received 181,225 shares of common stock without any payment.

   On January 15, 2007 and November 25, 2008, OurPet’s entered into agreements with Nottingham-Spirk Design Associates, Inc. (“NSDA”). One of the principals of NSDA is John W. Spirk, Jr., a member of our Board and a shareholder. Also, NSDA indirectly owns shares of OurPet’s through its ownership in Pet Zone Products, Ltd., a significant shareholder of OurPet’s. The agreement addresses the invoicing and payment of NSDA’s fees and expenses related to the development of certain products on behalf of OurPet’s. Through December 31, 2014, OurPet’s has been invoiced $781,061 by NSDA of which $460,496 has been paid in cash, $50,000 paid with 50,454 shares of our common stock and the remaining balance of $270,565 deferred. The balance of the deferred payments is payable as a fee based upon sales of certain products beginning January 1, 2009. As of December 31, 2014, the unpaid fee accrued was $7,430.

Related Person Transaction Policy

Our entire Board of Directors is responsible for reviewing and approving or ratifying all material transactions between us and any related person. To identify these transactions, we require our directors and officers to complete an annual questionnaire identifying any transactions with us in which the officer or director or their immediate family members have an interest. When the Board reviews, approves or ratifies transactions with related persons, any director associated with the transaction must abstain from voting and is not present while discussions and deliberations are held. In approving these transactions, the Board considers whether the terms of the transactions are at least as favorable as terms we could have obtained from unaffiliated third parties. The Board believes that all of the loans and agreements described above meet this criterion. Our related party transaction policy is not in writing but the practice has been approved by our Board.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

A shareholder intending to present a proposal to be included in our proxy statement for our 2016 annual meeting of shareholders must deliver a notice, in accordance with the requirements of our bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than January 8, 2016. The notice must set forth as to each matter the shareholder proposes to bring before the meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the shareholder proposing such business,

•	the class and number of shares of our common stock that are beneficially owned by the shareholder, and

•	any material interest of the shareholder in such business.

OurPet’s Board of Directors also provides a process for our shareholders to send communications to the Board. Shareholders may mail any communications to our Secretary at 1300 East Street, Fairport Harbor, Ohio 44077. Our Secretary will review all communications and forward to the Board all communications other than solicitations for products or services or trivial or obscene items. Mail addressed to a particular director or committee of the Board will be forwarded to that director or committee. All other communications will be forwarded to the Chairman for the review of the entire Board.

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 OTHER MATTERS

Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board may recommend.

Please carefully review this notice and the proxy statement and vote your shares by following the instructions on your proxy card/voting instruction form, Notice of Internet Availability of proxy materials or other electronic communications to ensure your representation at the annual meeting. If voting by mail, you are urged to sign and return your proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Konstantine S. Tsengas
Secretary

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[FRONT]

PROXY	OURPET’S COMPANY	PROXY

ANNUAL MEETING OF SHAREHOLDERS, May 27, 2015

1300 East Street, Fairport Harbor, Ohio 44077

9:00 a.m. Eastern Daylight Savings Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Konstantine S. Tsengas the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of OurPet’s Company to be held on May 27, 2015, at 1300 East Street, Fairport Harbor, Ohio 44077, beginning at 9:00 a.m. Eastern Daylight Savings Time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the April 13, 2015 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement, and Annual Report of OurPet’s Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES

AND “FOR” PROPOSALS TWO AND THREE.

1.	Election of Joseph T. Aveni, William L. Lechtner, Charles C. MacMillan, John W. Spirk, Jr. and Dr. Steven Tsengas as directors.

FOR ☐                                      WITHHELD ☐

FOR, EXCEPT WITHHELD FROM THE FOLLOWING NOMINEE(S): ☐

2.	Ratification of the appointment of NMS, Inc. as the independent registered public accounting firm of OurPet’s Company.

FOR ☐                                      AGAINST ☐                                      WITHHELD ☐

3.	To approve the advisory resolution on executive compensation.

FOR ☐                                      AGAINST ☐                                      WITHHELD ☐

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

[BACK]

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee, or guardian, please give full title)

Dated: , 2015

Signature

Signature if held jointly

I plan to attend the meeting: Yes ☐ No ☐

This proxy will be voted FOR all nominees and FOR Proposals Two and Three unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.

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